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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 29, 1999

                                 HOLOGIC, INC.
                                 -------------
             (Exact Name Of Registrant As Specified In Its Charter)

                                   DELAWARE
                                   --------
                 (State or Other Jurisdiction of Incorporation)

              0-18281                                04-2902449
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       (Commission File Number)          (I.R.S. Employer Identification No.)

     35 Crosby Drive, Bedford, MA                       01730
     ----------------------------                       -----
 (Address of Principal Executive Offices)             (Zip Code)

                                (781) 999-7300
                                --------------
             (Registrant's Telephone Number, Including Area Code)

                                     N/A
                                     ---
         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. GENERAL
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     On September 29, 1999, Hologic, Inc. filed suit against Fleet Business
Credit Corporation, formerly known as Sanwa Business Credit Corporation, in Massachusetts Superior Court in Middlesex County. The lawsuit seeks declaratory relief and damages relating to Hologic's Strategic Alliance Program with Fleet Business Credit Corporation. Under the program, which was discontinued in February of this year, Hologic sold bone densitometers to Sanwa, which Sanwa leased to physicians on a fee per scan basis. Sanwa agreed to bear the primary risk under the leases and to reimburse Hologic for remarketing expenses. Fleet has advised Hologic that it has incurred substantial losses under the program and has sought to shift the losses that Fleet faces to Hologic and has failed to reimburse Hologic for its remarketing expenses. In its suit, Hologic is seeking declaratory judgment regarding Fleet's contractual obligations, reimbursement of remarketing expenses, damages for Fleet's violation of its covenant of good faith and fair dealing, and attorney's fees.

     This Current Report on Form 8-K contains forward-looking information that involves risks and uncertainties, including statements about Hologic's plans,
objectives, expectations and intentions.   Litigation is unpredictable and, as a
result, there can be no guaranty that Hologic will be successful in its lawsuit against Fleet. Hologic cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Hologic expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in Hologic's expectations or any change in events, conditions or circumstance on which any such statement is based.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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    (c) EXHIBIT.
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        10.1 Master Product Financing Agreement (filed as Exhibit 10.34 to the Registrant's Form 10-K for the fiscal year ended September 26, 1998 filed with the Securities and Exchange Commission on December 23, 1998).

        10.2 Amendment to Master Product Financing Agreement by and between the Registrant and Sanwa Business Credit
             Corporation.

        10.3 Amended and Restated Program Supplement Number 1 to Master Product Financing Statement by and between the Registrant and Sanwa Business Credit Corporation.

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 1, 1999                  HOLOGIC, INC.


                                         By: /s/ Glenn P. Muir
                                             -----------------
                                             Glenn P. Muir,
                                             Chief Financial Officer